Significant Accounting Policies	12 Months Ended
Mar. 31, 2019
Accounting Policies [Abstract]
Significant Accounting Policies	Significant Accounting Policies

Basis of Presentation

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The accompanying consolidated financial statements include our accounts and those of our controlled subsidiaries. Intercompany transactions and account balances have been eliminated in consolidation. Investments we do not control, but can exercise significant influence over, are accounted for using the equity method of accounting. We also own an undivided interest in a crude oil pipeline, and include our proportionate share of assets, liabilities, and expenses related to this pipeline in our consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the amount of assets and liabilities reported at the date of the consolidated financial statements and the amount of revenues and expenses reported during the periods presented.

Critical estimates we make in the preparation of our consolidated financial statements include, among others, determining the fair value of assets and liabilities acquired in acquisitions, the fair value of derivative instruments, the collectibility of accounts receivable, the recoverability of inventories, useful lives and recoverability of property, plant and equipment and amortizable intangible assets, the impairment of long-lived assets and goodwill, the fair value of asset retirement obligations, the value of equity-based compensation, accruals for environmental matters and estimating certain revenues. Although we believe these estimates are reasonable, actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. Fair value is based upon assumptions that market participants would use when pricing an asset or liability. We use the following fair value hierarchy, which prioritizes valuation technique inputs used to measure fair value into three broad levels:

•	Level 1: Quoted prices in active markets for identical assets and liabilities that we have the ability to access at the measurement date.

•
Level 2: Inputs (other than quoted prices included within Level 1) that are either directly or indirectly observable for the asset or liability, including (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in inactive markets, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived from observable market data by correlation or other means. Instruments categorized in Level 2 include non-exchange traded derivatives such as over-the-counter commodity price swap and option contracts and forward commodity contracts. We determine the fair value of all of our derivative financial instruments utilizing pricing models for similar instruments. Inputs to the pricing models include publicly available prices and forward curves generated from a compilation of data gathered from third parties.

•	Level 3: Unobservable inputs for the asset or liability including situations where there is little, if any, market activity for the asset or liability.

The fair value hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). In some cases, the inputs used to measure fair value might fall into different levels of the fair value hierarchy. The lowest level input that is significant to a fair value measurement determines the applicable level in the fair value hierarchy. Assessing the significance of a particular input to a fair value measurement requires judgment, considering factors specific to the asset or liability.

Derivative Financial Instruments

We record all derivative financial instrument contracts at fair value in our consolidated balance sheets except for certain physical contracts that qualify for the normal purchase and normal sale election. Under this accounting policy election, we do not record the physical contracts at fair value at each balance sheet date; instead, we record the purchase or sale at the contracted value once the delivery occurs.

We have not designated any financial instruments as hedges for accounting purposes. All changes in the fair value of our physical contracts that do not qualify as normal purchases and normal sales and settlements (whether cash transactions or non-cash mark-to-market adjustments) are reported either within revenue (for sales contracts) or cost of sales (for purchase contracts) in our consolidated statements of operations, regardless of whether the contract is physically or financially settled.

We utilize various commodity derivative financial instrument contracts to attempt to reduce our exposure to price fluctuations. We do not enter into such contracts for trading purposes. Changes in assets and liabilities from commodity derivative financial instruments result primarily from changes in market prices, newly originated transactions, and the timing of settlements and are reported within cost of sales on the consolidated statements of operations, along with related settlements. We attempt to balance our contractual portfolio in terms of notional amounts and timing of performance and delivery obligations. However, net unbalanced positions can exist or are established based on our assessment of anticipated market movements. Inherent in the resulting contractual portfolio are certain business risks, including commodity price risk and credit risk. Commodity price risk is the risk that the market value of crude oil, natural gas liquids, or refined and renewables products will change, either favorably or unfavorably, in response to changing market conditions. Credit risk is the risk of loss from nonperformance by suppliers, customers or financial counterparties to a contract. Procedures and limits for managing commodity price risks and credit risks are specified in our market risk policy and credit policy, respectively. Open commodity positions and market price changes are monitored daily and are reported to senior management and to marketing operations personnel. Credit risk is monitored daily and exposure is minimized through customer deposits, restrictions on product liftings, letters of credit, and entering into master netting agreements that allow for offsetting counterparty receivable and payable balances for certain transactions.

Cost of Sales

We include all costs we incur to acquire products, including the costs of purchasing, terminaling, and transporting inventory, prior to delivery to our customers, in cost of sales. Cost of sales excludes depreciation of our property, plant and equipment.

Depreciation and Amortization

Depreciation and amortization in our consolidated statements of operations includes all depreciation of our property, plant and equipment and amortization of intangible assets other than debt issuance costs, for which the amortization is recorded to interest expense, and certain contract-based intangible assets, for which the amortization is recorded to cost of sales.

Income Taxes

We qualify as a partnership for income tax purposes. As such, we generally do not pay United States federal income tax. Rather, each owner reports his or her share of our income or loss on his or her individual tax return. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined, as we do not have access to information regarding each partner’s basis in the Partnership.

We have certain taxable corporate subsidiaries in the United States and Canada, and our operations in Texas are subject to a state franchise tax that is calculated based on revenues net of cost of sales. Our fiscal years 2015 to 2018 generally remain subject to examination by federal, state, and Canadian tax authorities. We utilize the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which these temporary differences are expected to be recovered or settled. Changes in tax rates are recognized in income in the period that includes the enactment date.

A publicly traded partnership is required to generate at least 90% of its gross income (as defined for federal income tax purposes) from certain qualifying sources. Income generated by our taxable corporate subsidiaries is excluded from this qualifying income calculation. Although we routinely generate income outside of our corporate subsidiaries that is non-qualifying, we believe that at least 90% of our gross income has been qualifying income for each of the calendar years since our IPO.

During the year ended March 31, 2019, we recognized a deferred tax liability of $16.3 million as a result of acquiring a corporation in connection with one of our acquisitions (see Note 4). The deferred tax liability is the tax effected cumulative temporary difference between the GAAP basis and tax basis of the acquired assets within the corporation. For GAAP purposes, certain of the acquired assets will be depreciated and amortized over time which will lower the GAAP basis. The deferred tax benefit recorded for the year ended March 31, 2019 is $1.5 million with an effective tax rate of 31%. The deferred tax liability is $14.8 million at March 31, 2019 and is included within other noncurrent liabilities in our consolidated balance sheet.

We evaluate uncertain tax positions for recognition and measurement in the consolidated financial statements. To recognize a tax position, we determine whether it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation, based on the technical merits of the position. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit to be recognized in the consolidated financial statements. We had no material uncertain tax positions that required recognition in our consolidated financial statements at March 31, 2019 or 2018.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand and time deposits, and funds invested in highly liquid instruments with maturities of three months or less at the date of purchase. At times, certain account balances may exceed federally insured limits.

Accounts Receivable and Concentration of Credit Risk

We operate in the United States and Canada. We grant unsecured credit to customers under normal industry standards and terms, and have established policies and procedures that allow for an evaluation of each customer’s creditworthiness as well as general economic conditions. The allowance for doubtful accounts is based on our assessment of the collectibility of customer accounts, which assessment considers the overall creditworthiness of customers and any specific disputes. Accounts receivable are considered past due or delinquent based on contractual terms. We write off accounts receivable against the allowance for doubtful accounts when collection efforts have been exhausted.

We execute netting agreements with certain customers to mitigate our credit risk. Receivables and payables are reflected at a net balance to the extent a netting agreement is in place and we intend to settle on a net basis.

Our accounts receivable consist of the following at the dates indicated:

	March 31, 2019			March 31, 2018
Segment	Gross Receivable	Allowance for Doubtful Accounts	Net	Gross Receivable	Allowance for Doubtful Accounts	Net
	(in thousands)
Crude Oil Logistics	$514,243	$(15)	$514,228	$404,865	$—	$404,865
Water Solutions	57,526	(3,157)	54,369	59,958	(2,952)	57,006
Liquids	134,050	(177)	133,873	131,006	(20)	130,986
Refined Products and Renewables	295,984	(667)	295,317	228,574	(879)	227,695
Corporate and Other	416	—	416	—	—	—
Total	$1,002,219	$(4,016)	$998,203	$824,403	$(3,851)	$820,552

Changes in the allowance for doubtful accounts are as follows for the periods indicated:

	Year Ended March 31,
	2019	2018	2017
	(in thousands)
Allowance for doubtful accounts, beginning of period	$(3,851)	$(3,604)	$(5,340)
Provision for doubtful accounts	(369)	(590)	739
Write off of uncollectible accounts	204	343	997
Allowance for doubtful accounts, end of period	$(4,016)	$(3,851)	$(3,604)

Amounts in the tables above do not include accounts receivable or allowance for doubtful accounts related to TPSL, as these amounts have been classified as current assets held for sale within our March 31, 2019 and 2018 consolidated balance sheets (see Note 1 and Note 17). In addition, amounts in the tables above do not include accounts receivable or allowance for doubtful accounts related to our former Retail Propane segment, as these amounts have been classified as current assets held for sale within our March 31, 2018 consolidated balance sheet (see Note 1 and Note 17).

We did not have any customers that represented over 10% of consolidated revenues for fiscal years 2019, 2018 and 2017.

Inventories

Our inventories are valued at the lower of cost or net realizable value, with cost determined using either the weighted-average cost or the first in, first out (FIFO) methods, including the cost of transportation and storage, and with net realizable value defined as the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. In performing this analysis, we consider fixed-price forward commitments.

Inventories consist of the following at the dates indicated:

	March 31,
	2019	2018
	(in thousands)
Crude oil	$51,359	$77,351
Natural gas liquids:
Propane	33,478	38,910
Butane	15,294	12,613
Other	7,482	6,515
Refined products:
Gasoline	87,661	124,582
Diesel	37,791	50,574
Renewables:
Ethanol	14,955	5,930
Biodiesel	4,750	7,967
Total	$252,770	$324,442

Amounts in the table above do not include inventory related to TPSL, as these amounts have been classified as current assets held for sale within our March 31, 2019 and 2018 consolidated balance sheets (see Note 1 and Note 17). In addition, amounts in the table above do not include inventory related to our former Retail Propane segment, as these amounts have been classified as current assets held for sale within our March 31, 2018 consolidated balance sheet (see Note 1 and Note 17).

Investments in Unconsolidated Entities

Investments we do not control, but can exercise significant influence over, are accounted for using the equity method of accounting. Investments in partnerships and limited liability companies, unless our investment is considered to be minor, and investments in unincorporated joint ventures are also accounted for using the equity method of accounting. Under the equity method, we do not report the individual assets and liabilities of these entities on our consolidated balance sheets; instead, our ownership interests are reported within investments in unconsolidated entities on our consolidated balance sheets. Under the equity method, the investment is recorded at acquisition cost, increased by our proportionate share of any earnings and additional capital contributions and decreased by our proportionate share of any losses, distributions paid, and amortization of any excess investment. Excess investment is the amount by which our total investment exceeds our proportionate share of the net assets of the investee. We consider distributions received from unconsolidated entities which do not exceed cumulative equity in earnings subsequent to the date of investment to be a return on investment and are classified as operating activities in our consolidated statements of cash flows. We consider distributions received from unconsolidated entities in excess of cumulative equity in earnings subsequent to the date of investment to be a return of investment and are classified as investing activities in our consolidated statements of cash flows.

Our investments in unconsolidated entities consist of the following at the dates indicated:

		Ownership	Date Acquired	March 31,
Entity	Segment	Interest (1)	or Formed	2019	2018
				(in thousands)
Water services company (2)	Water Solutions	50%	August 2018	$920	$—
Natural gas liquids terminal company (3)	Liquids	50%	March 2019	207	—
Water treatment and disposal facility (4)	Water Solutions	—%	August 2015	—	2,094
E Energy Adams, LLC (5)	Refined Products and Renewables	—%	December 2013	—	15,142
Victory Propane (6)	Corporate and Other	—%	April 2015	—	—
Total				$1,127	$17,236

(1)	Ownership interest percentages are at March 31, 2019.

(2)	This is an investment in an unincorporated joint venture that we acquired as part of an acquisition in August 2018. See Note 4 for a further discussion.

(3)	This is an investment in an unincorporated joint venture that we acquired as part of an acquisition in March 2019. See Note 4 for a further discussion.

(4)
This is an investment in an unincorporated joint venture. On February 28, 2019, we sold this investment as part of the sale of our South Pecos water disposal business. See Note 16 for a further discussion.

(5)
On May 3, 2018, we sold our previously held 20% interest in E Energy Adams, LLC for net proceeds of $18.6 million and recorded a gain on disposal of $3.0 million during the year ended March 31, 2019 within loss (gain) on disposal or impairment of assets, net in our consolidated statement of operations.

(6)	On August 14, 2018, we sold our previously held 50% interest in Victory Propane. See Note 13 for a further discussion.

Combined summarized financial information for all of our unconsolidated entities is as follows for the dates and periods indicated:

Balance sheets:

	March 31,
	2019	2018
	(in thousands)
Current assets	$1,328	$24,431
Noncurrent assets	$519	$99,164
Current liabilities	$178	$16,787
Noncurrent liabilities	$—	$10,620

Statements of operations:

	March 31,
	2019	2018	2017
	(in thousands)
Revenues	$21,036	$182,820	$180,632
Cost of sales	$9,919	$114,890	$114,316
Net income	$5,506	$26,438	$19,462

At March 31, 2019, cumulative equity earnings and cumulative distributions of our unconsolidated entities since they were acquired were $1.9 million and $3.0 million, respectively.

Variable Interest Entity

Victory Propane was formed as a joint venture in April 2015 by us and an unrelated third party. The business purpose of Victory Propane is to acquire and/or develop retail propane operations in a defined geographic area. In conjunction with the formation of Victory Propane, we agreed to provide Victory Propane a revolving line of credit of $5.0 million and have concluded that Victory Propane is a variable interest entity because the equity of Victory Propane is not sufficient to fund its activities without additional subordinated financial support. On August 14, 2018, we sold our interest in Victory Propane. Our equity in earnings in Victory Propane has been classified as discontinued operations for all periods presented, as discussed further in Note 1 and Note 17.

Other Noncurrent Assets

Other noncurrent assets consist of the following at the dates indicated:

	March 31,
	2019	2018
	(in thousands)
Loan receivable (1)	$19,474	$29,463
Line fill (2)	33,437	34,897
Minimum shipping fees - pipeline commitments (3)	23,494	88,757
Other	37,452	49,837
Total	$113,857	$202,954

(1)
Represents the noncurrent portion of a loan receivable associated with our financing of the construction of a natural gas liquids facility that is utilized by a third party and the noncurrent portion of a loan receivable with Victory Propane (see Note 13).

(2)
Represents minimum volumes of product we are required to leave on certain third-party owned pipelines under long-term shipment commitments. At March 31, 2019, line fill consisted of 335,069 barrels of crude oil and 262,000 barrels of propane. At March 31, 2018, line fill consisted of 360,425 barrels of crude oil and 262,000 barrels of propane. Line fill held in pipelines we own is included within property, plant and equipment (see Note 5).

(3)
Represents the minimum shipping fees paid in excess of volumes shipped, or deficiency credits, for two contracts with crude oil pipeline operators. This amount can be recovered when volumes shipped exceed the minimum monthly volume commitment (see Note 9). During the three months ended June 30, 2018, we entered into a definitive agreement, as described further in Note 13, in which we agreed to provide the benefit of our deficiency credit under one of these contracts. As a result of providing this benefit to the third party, we wrote off $67.7 million of these deficiency credits and recorded a loss within loss (gain) on disposal or impairment of assets, net. Under the remaining other contract for which we have the future benefit, we currently have 13 months in which to ship the excess volumes.

Amounts in the table above do not include other noncurrent assets related to TPSL, as these amounts have been classified as noncurrent assets held for sale within our March 31, 2019 and 2018 consolidated balance sheets (see Note 1 and Note 17). In addition, amounts in the table above do not include other noncurrent assets related to our former Retail Propane segment, as these amounts have been classified as noncurrent assets held for sale within our March 31, 2018 consolidated balance sheet (see Note 1 and Note 17).

Accrued Expenses and Other Payables

Accrued expenses and other payables consist of the following at the dates indicated:

	March 31,
	2019	2018
	(in thousands)
Accrued compensation and benefits	$19,312	$17,778
Excise and other tax liabilities	10,481	8,279
Derivative liabilities	88,932	32,021
Accrued interest	24,882	39,947
Product exchange liabilities	5,945	1,116
Gavilon legal matter settlement (Note 9)	12,500	—
Deferred gain on sale of general partner interest in TLP (1)	—	30,113
Other	29,679	31,688
Total	$191,731	$160,942

(1)	See Note 15 for a discussion of the accounting for the deferred gain upon adoption of ASC 606.

Amounts in the table above do not include accrued expenses and other payables related to TPSL, as these amounts have been classified as current liabilities held for sale within our March 31, 2019 and 2018 consolidated balance sheets (see Note 1 and Note 17). In addition, amounts in the table above do not include accrued expenses and other payables related to our former Retail Propane segment, as these amounts have been classified as current liabilities held for sale within our March 31, 2018 consolidated balance sheet (see Note 1 and Note 17).

Property, Plant and Equipment

We record property, plant and equipment at cost, less accumulated depreciation. Acquisitions and improvements are capitalized, and maintenance and repairs are expensed as incurred. As we dispose of assets, we remove the cost and related accumulated depreciation from the accounts, and any resulting gain or loss is included within loss (gain) on disposal or impairment of assets, net. We compute depreciation expense of our property, plant and equipment using the straight-line method over the estimated useful lives of the assets (see Note 5).

Intangible Assets

Our intangible assets include contracts and arrangements acquired in business combinations, including customer relationships, customer commitments, pipeline capacity rights, rights-of-way and easements, water rights, executory contracts and other agreements, covenants not to compete, and trade names. In addition, we capitalize certain debt issuance costs associated with the revolving credit facilities. We amortize the majority of our intangible assets on a straight-line basis over the estimated useful lives of the assets (see Note 7). We amortize debt issuance costs over the terms of the related debt using a method that approximates the effective interest method.

Impairment of Long-Lived Assets

We evaluate the carrying value of our long-lived assets (property, plant and equipment and amortizable intangible assets) for potential impairment when events and circumstances warrant such a review. A long-lived asset group is considered impaired when the anticipated undiscounted future cash flows from the use and eventual disposition of the asset group is less than its carrying value. In that event, we recognize a loss equal to the amount by which the carrying value exceeds the fair value of the asset group. When we cease to use an acquired trade name, we test the trade name for impairment using the relief from royalty method and we begin amortizing the trade name over its estimated useful life as a defensive asset. See Note 5 and Note 7 for a further discussion of long-lived asset impairments recognized in the consolidated statements of operations.

We evaluate our equity method investments for impairment when we believe the current fair value may be less than the carrying amount and record an impairment if we believe the decline in value is other than temporary.

Goodwill

Goodwill represents the excess of the consideration paid for the acquired businesses over the fair value of the individual assets acquired, net of liabilities assumed. Business combinations are accounted for using the “acquisition method” (see Note 4). We expect that all of our goodwill at March 31, 2019 is deductible for federal income tax purposes.

Goodwill and indefinite-lived intangible assets are not amortized, but instead are evaluated for impairment at least annually. We perform our annual assessment of impairment during the fourth quarter of our fiscal year, and more frequently if circumstances warrant.

To perform this assessment, we first consider qualitative factors to determine whether it is more likely than not that the fair value of each reporting unit exceeds its carrying amount. If we conclude that it is more likely than not that the fair value of a reporting unit does not exceed its carrying amount, we calculate the fair value for the reporting unit and compare the amount to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired. If the carrying amount of a reporting unit exceeds its fair value, goodwill is considered to be impaired and the goodwill balance is reduced by the difference between the fair value and carrying amount of the reporting unit.

Estimates and assumptions used to perform the impairment evaluation are inherently uncertain and can significantly affect the outcome of the analysis. The estimates and assumptions we used in the annual goodwill impairment assessment included market participant considerations and future forecasted operating results. Changes in operating results and other assumptions could materially affect these estimates. See Note 6 for a further discussion and analysis of our goodwill impairment assessment.

Product Exchanges

Quantities of products receivable or returnable under exchange agreements are reported within prepaid expenses and other current assets and within accrued expenses and other payables in our consolidated balance sheets. We estimate the value of product exchange assets and liabilities based on the weighted-average cost basis of the inventory we have delivered or will deliver on the exchange, plus or minus location differentials. Product exchanges related to TPSL have been classified as current assets and current liabilities held for sale within our March 31, 2019 and 2018 consolidated balance sheets (see Note 1 and Note 17). In addition, product exchanges related to our former Retail Propane segment have been classified as current assets held for sale within our March 31, 2018 consolidated balance sheet (see Note 1 and Note 17).

Noncontrolling Interests

Noncontrolling interests represent the portion of certain consolidated subsidiaries that are owned by third parties. Amounts are adjusted by the noncontrolling interest holder’s proportionate share of the subsidiaries’ earnings or losses each period and any distributions that are paid. Noncontrolling interests are reported as a component of equity, unless the noncontrolling interest is considered redeemable, in which case the noncontrolling interest is recorded between liabilities and equity (mezzanine or temporary equity) in our consolidated balance sheet. The redeemable noncontrolling interest is adjusted at each balance sheet date to its maximum redemption value if the amount is greater than the carrying value. The redeemable noncontrolling interest is classified as held for sale in our March 31, 2018 consolidated balance sheet (see Note 17). The following table summarizes changes in our redeemable noncontrolling interest in our consolidated balance sheets (in thousands):

Balance at March 31, 2017	$3,072
Net income attributable to redeemable noncontrolling interest	1,030
Redeemable noncontrolling interest valuation adjustment	5,825
Balance at March 31, 2018	9,927
Net loss attributable to redeemable noncontrolling interest	(446)
Redeemable noncontrolling interest valuation adjustment	3,349
Disposal of redeemable noncontrolling interest	(12,830)
Balance at March 31, 2019	$—

Acquisitions

To determine if a transaction should be accounted for as a business combination or an acquisition of assets, we first calculate the relative fair values of the assets acquired. If substantially all of the relative fair value is concentrated in a single asset or group of similar assets, or if not but the transaction does not include a significant process (does not meet the definition of a business), we record the transaction as an acquisition of assets. For acquisitions of assets, the purchase price is allocated based on the relative fair values. For an acquisition of assets, goodwill is not recorded. All other transactions are recorded as business combinations. We record the assets acquired and liabilities assumed in a business combination at their acquisition date fair values. For a business combination, the excess of the purchase price over the net fair value of acquired assets and assumed liabilities is recorded as goodwill, which is not amortized but instead is evaluated for impairment at least annually (as described above).

Pursuant to GAAP, an entity is allowed a reasonable period of time (not to exceed one year) to obtain the information necessary to identify and measure the fair value of the assets acquired and liabilities assumed in a business combination. As discussed in Note 4, certain of our acquisitions are still within this measurement period, and as a result, the acquisition date fair values we have recorded for the assets acquired and liabilities assumed are subject to change.

Recent Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments-Credit Losses.” The ASU requires a financial asset (or a group of financial assets) measured at amortized cost to be presented at the net amount expected to be collected, which would include accounts receivable. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectibility of the reported amount. The ASU is effective for the Partnership beginning April 1, 2020, and requires a modified retrospective method of adoption, although early adoption is permitted. We are currently in the process of assessing the impact of this ASU on our consolidated financial statements.

In February 2016, the FASB issued ASC 842, “Leases.” This will replace previous lease accounting guidance in GAAP. The new guidance requires the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases. It also retains a distinction between finance leases and operating leases. This guidance is effective for the Partnership beginning April 1, 2019. We evaluated our current leases and other contracts that may be considered leases under the new standard and the impact on our internal controls, accounting policies and financial statements and disclosures. Our evaluation process includes compiling a database of our leases, implementing accounting software to assist with compliance and developing internal controls to ensure completeness and accuracy of our leases meeting the scope of ASC 842. Based on our current population of leases, we expect the impact of ASC 842 to increase our assets and liabilities by between $533 million and $563 million due to the recognition of right-of-use assets and lease liabilities. We elected the following transitional practical expedients, which will allow us to not evaluate land easements prior to April 1, 2019: use hindsight in determining the lease term; to not reassess whether current or expired contracts contain leases; to not reassess the lease classification for any expired or existing leases; and to not reassess initial costs. We also expect to elect the optional transition method to record the adoption impact through a cumulative effect adjustment to equity.

On April 1, 2018, we adopted ASC 606, “Revenue from Contracts with Customers,” using a modified retrospective approach of adoption. ASC 606 supersedes previous revenue recognition requirements in Topic 605, “Revenue Recognition,” and includes a five-step revenue recognition model to depict the transfer of goods or services to customers in an amount that reflects the consideration to which we expect to be entitled in exchange for those goods or services. To achieve this core principle, more judgment and estimates are required within the revenue recognition process than required under Topic 605. In addition, ASC 606 requires significantly expanded disclosures related to the nature, timing, amount and uncertainty of revenue and cash flows arising from contracts with customers. See Note 15 for a further discussion of the impact of adoption of ASC 606 on our consolidated financial statements and our revenue recognition policies.

On April 1, 2018, we adopted ASU No. 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities.” One of the provisions of ASU No. 2016-01 was to supersede the guidance to classify equity securities with readily determinable fair value into different categories (that is, trading or available-for-sale) and require equity securities to be measured at fair value with changes in fair value recognized through net income. As a result of the adoption, we recorded a cumulative effect adjustment of $1.6 million, moving the unrealized loss from accumulated other comprehensive income to limited partners’ equity.